SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


           Date of Report (date of earliest event reported): May 3, 2002



                      SHARPS ELIMINATION TECHNOLOGIES, INC.
                 ------ --------------------------------------
             (Exact name of Registrant as specified in its charter)



     Delaware                           000-26809               91-1962104
--------------------          ------------------------------    ----------
(State or other jurisdiction      (Commission File No.)        (IRS Employer
of incorporation)                                              Identification
                                                               No.)



               312 North 13th Street, Oxford, Mississippi, 38655
               --------------------------------------------------
          (Address of principal executive offices, including Zip Code)


        Registrant's telephone number, including area code: (888) 536-6990
                                                            ---------------





                                ASPI EUROPE, INC.
          ---------------------------------------- ------------------
          (Former name or former address if changed since last report)




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Item 4.  Change in Registrant's Certifying Accountant

      Effective May 3, 2002 the Company retained Spicer, Jefferies & Co. ("Spicer") to act as the Company's independent certified public accountant. In this regard Spicer replaced BDO Seidman, LLP. ("BDO") which audited the Company's financial statements for the fiscal years ended December 31, 2000 and 2001. The reports of BDO for these fiscal years did not contain an adverse opinion, or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. However, the report of BDO for these fiscal years was qualified with respect to uncertainty as to the Company's ability to continue as a going concern. During the Company's two most recent fiscal years and subsequent interim periods there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of BDO would have caused it to make reference to such disagreements in its reports.

      The Company has authorized BDO to discuss any matter relating to the Company and its operations with Spicer.

      The change in the Company's auditors was recommended and approved by the board of directors of the Company. The Company does not have an audit committee.

      During the two most recent fiscal years and subsequent interim period, the Company did not consult with Spicer regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was the subject of a disagreement or a reportable event as defined in the regulations of the Securities and Exchange Commission.

      Spicer has reviewed the disclosures contained in this 8-K report. The Company has advised Spicer that it has the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission concerning any new information, clarifying the Company's disclosures herein, or stating any reason why Spicer does not agree with any statements made by the Company in this report. Spicer has advised the Company that nothing has come to its attention which would cause it to believe that any such letter was necessary.

         The Company replaced BDO with Spicer since the Company moved its offices from Vancouver, British Columbia.

Item 7.  Financial Statements, Exhibits and Pro Forma Financial Information

(a)   Not Applicable

(b)   Not Applicable

   (c)  Exhibits

      16.1  Letter from former auditors confirming information in Item 4




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   May 3, 2002
                                          SHARPS ELIMINATION TECHNOLOGIES, INC.


                                          By:  /s/ Kelly Fielder
                                              --------------------------------
                                              Kelly Fielder
                                              President






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